UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 2, 2007

STATER BROS. HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Commission file number 001-13222

Delaware	33-0350671
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

21700 Barton Road Colton, California	92324
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 783-5000

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On April 2, 2007, Stater Bros. Holdings Inc. (the “Company”) issued a press release entitled “Stater Bros. Holdings Inc. Announces $275 Million Senior Notes Offering.” A copy of this press release is attached to the Company’s Current Report on Form 8-K filed on April 2, 2007 and is incorporated herein by reference.

Information concerning the Company and its subsidiaries set forth in Exhibit 99.1 and Exhibit 99.2 hereto and incorporated herein by reference is being provided to certain persons in connection with the proposed private placement financing referenced in such press release.

Item 9.01	Financial Statements and Exhibits

The following material is being furnished as exhibits to this Current Report on Form 8-K.

(d)	Exhibits

99.1	Regulation FD Disclosure—Selected Stater Bros. Holdings Inc. Financial Data

99.2	Regulation FD Disclosure—Other Information

The information contained in this 8-K document, including the exhibits herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference in any filing pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific references in such a filing. The furnishing of the information in this report, including the exhibits furnished herewith, is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

This Current Report on Form 8-K, including the exhibits furnished herewith, contains certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. Factors that could cause results to differ are described in filings made from time to time by Stater Bros. with the Securities and Exchange Commission. Stater Bros. takes no responsibility for updating the information contained in this disclosure following the date hereof to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stater Bros. Holdings Inc.

/s/ Phillip J. Smith
	By:	Phillip J. Smith Executive Vice President and Chief Financial Officer
Date: April 3, 2007